                       NEW ENGLAND LIFE INSURANCE COMPANY

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                             AMERICAN GROWTH SERIES

                       Supplement dated December 22, 2004
                                       To
              The Prospectuses dated May 1, 2004, as supplemented

     This supplement describes a correction to your American Growth Series Variable Annuity Prospectuses and Supplement referenced above. You should read and retain this supplement.

     The Annual Eligible Fund Operating Expenses for the MFS Total Return Portfolio, Class B for the year ended December 31, 2003 are replaced with the following information:

ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)(1)

                                                                                  CONTRACTUAL    NET TOTAL
                                            12B-1                     GROSS         EXPENSE     CONTRACTUAL
                            MANAGEMENT   DISTRIBUTION    OTHER     TOTAL ANNUAL   SUBSIDY OR      ANNUAL
                               FEES        FEES(2)      EXPENSES     EXPENSES      DEFERRAL      EXPENSES
                            ----------   ------------   --------   ------------   -----------   -----------
MFS Total Return
  Portfolio -- Class E         .50%          .15%         .19%         .84%            0%           .84%

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(1) The Eligible Fund expenses used to prepare this table were provided to us by the Eligible Fund. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

(2) The Metropolitan Series Fund, Inc. has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the relevant Fund's prospectus.